UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

ACADIA Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50768	061376651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 300 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 558-2871

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On June 26, 2019, the stockholders of ACADIA Pharmaceuticals Inc. (the “Company”) approved (i) an amendment to the Company’s 2010 Equity Incentive Plan, as amended (the “2010 Plan”), to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 8,300,000 shares, and (ii) an amendment to the Company’s 2004 Employee Stock Purchase Plan, as amended (the “2004 ESPP”), to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 600,000 shares.

The foregoing descriptions of the 2010 Plan and the 2004 ESPP do not purport to be complete, and are qualified in their entirety by reference to Exhibits 99.1 and 99.2 to this Report, respectively, as well as the descriptions of the 2010 Plan and the 2004 ESPP included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019 (the “proxy statement”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2019 Annual Meeting of Stockholders on June 26, 2019 (the “2019 Annual Meeting”).

(b)

The election of two nominees to serve as Class III directors on the Company’s Board of Directors until the Company’s 2022 Annual Meeting of Stockholders was carried out at the 2019 Annual Meeting. The following two Class III directors were elected by the votes indicated:

	For	Withheld	Broker Non- Votes
Laura Brege	97,595,175	18,074,672	18,021,148
Stephen Davis	111,913,929	3,755,918	18,021,148

In addition to the election of two Class III directors, the following matters were submitted to a vote of the stockholders at the 2019 Annual Meeting:

(i)

the approval of an amendment to the 2010 Plan, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 8,300,000 shares, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
110,054,976	5,486,965	127,906	18,021,148

(ii)

the approval of an amendment to the 2004 Plan, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 600,000 shares, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
114,990,495	581,686	97,666	18,021,148

(iii)	the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the proxy statement, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
76,556,916	38,971,008	141,923	18,021,148

(iv)	the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the following vote:

For	Against	Abstain
133,019,534	336,534	334,927

Each of the foregoing voting results from the 2019 Annual Meeting is final.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	2010 Equity Incentive Plan, as amended

99.2	2004 Employee Stock Purchase Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2019	ACADIA Pharmaceuticals Inc.

	By:	/s/ Austin D. Kim
	Name:	Austin D. Kim
	Title:	Executive Vice President, General Counsel & Secretary